Exhibit 99.1

JACKSON L. MORRIS

Attorney at Law

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September 7, 2017

By e-mail to bylogcorp@yandex.com

Board of Directors

Bylog Group Corp.

84/1 Bilang, Hutan #402, Liaoning Province,

Dalian City, District ZhongShan 116013, China

Re: Opinion with respect to Rule 144(i)(1) and Rule 405, promulgated pursuant to the Securities Act of 1933

Bylog Group Corp.

SEC File No. 333-211808

Gentlemen:

I have been engaged by Bylog Group Corp., a Nevada corporation, (Issuer) to provide an opinion as to whether or not Issuer is now or has previously been a “shell company” as defined in Rule 144(i)(1) and Rule 405 (together, the Rules) promulgated under the federal Securities Act of 1933, the ’33 Act. The definition in each of the Rules is identi-cal. The reason I have been asked to provide this opinion to you is to support your planned filing of current report on Form 8-K with respect to Section 5.06 disclosure - "Change in Shell Company Status".

For purposes of this opinion, I have examined the Issuer’s registration statement on Form S-1 and amendments thereto filed pursuant to the ’33 Act, Commission File No. 333-211808 (Registration Statement), reports filed pursuant to Section 15(d) of the Securities Exchange Act of 1934, ’34 Act, filed subsequent to the effective date of the Registration Statement on January 24, 2017, specifically two periodic reports on Form 10-Q for the periods ended December 31, 2016 and June 30, 2017 and one periodic report on Form 10-K for the fiscal year ended March 31, 2017 (collectively, SEC Reports).

I refer to the Registration Statement and the SEC Reports, part of the public record, for purposes of identifying Issuer’s corporate history, business activities, management, financial condition, operating history and other relevant matters, without attaching copies.

The Issuer's initial registration statement on Form S-1 does not disclose that the Issuer is or describe the Issuer as a shell company, as defined below. The Commission staff apparently raise the question by means of comments on the Registration Statement that the Issuer has been since inception and at the date of filing the Registration Statement

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Board of Directors

Bylog Group Corp.

September 7, 2017

and the amendments thereto and at the date of the SEC Reports a shell company. The final amended registration statement prior to the effective date discloses on the cover page of the prospectus that "We are a 'shell company' within the meaning of Rule 405, promulgated pursuant to Securities Act, because we have nominal assets and nominal operations." There is no other disclosure of the nature in the prospectus. The Registration Statement does not include, as for certain issuers the Commission staff deems appropriate, a representation to the effect that “We are a blank check corporation.” A blank check corporation is a corporation designed generally to function as a shell corporation, i.e., to raise funds from the public, achieve a public market and identify a private company for a “reverse merger” which enables a private company to achieve a public market without public disclosure of material information. In my experience, the utter absence of any question by or comment from the Commission staff as to whether the Issuer is or was a shell company is conclusive evidence that the Commission staff made the determination that this line of inquiry is not applicable to the Issuer, i.e., the Issuer is not and was not a shell company.

APPLICABLE STATUTORY AND REGULATORY PROVISIONS

The Rule 144(i)(1) and Rule 405 both promulgated under the ’33 Act provide an identi-cal definition of “shell company”, as follows:

A registrant, other than an asset-backed issuer as defined in Item 1101(b)

of Regulation AB (§229.1101(b) of this chapter), that has:

(1)

No or nominal operations; and

(2)

Either:

(i)

No or nominal assets;

(ii)

Assets consisting solely of cash and cash equivalents; or

(iii)

Assets consisting of any amount of cash and cash equivalents and nominal other assets; or

The Commission promulgated amendments to Rule 405, and Rule 12b-2 under the ’34 Act, by Securities Act and Exchange Act Release Nos. 33-8587; 34-52038 (July 15, 2005), setting forth the definition of “shell company” the Commission later adopted in Rule 144(i)(1)(i). A note to the definition of “shell company” contained in Rule 405 states: “For purposes of this definition, the determination of a registrant's assets (includ-ing cash and cash equivalents) is based solely on the amount of assets that would be reflected on the registrant's balance sheet prepared in accordance with generally accepted accounting principles on the date of that determination.” Commission Release No. 33-8587, in discussion of the implications of Rule 405 and Rule 12b-2 in connection with a change in the instructions for use of Form S-8, states “shell companies do not operate businesses and, hence, rarely have employees”. The release also states: “Further, we believe that the definition reflects the traditional understanding of the term ‘shell company’ in the area of corporate finance.” The surrounding discussion suggests that this “traditional understanding” is of a company maintained in form only, without any business operations, and whose existence is maintained for the purpose of engaging in a “reverse merger” or a “back door registration” with a privately owned and operating business. Reference to “reverse merger”, as traditionally understood in the area of

Board of Directors

Bylog Group Corp.

September 7, 2017

corporate finance, and “back door registration” suggest (indeed, of necessity require) that the shell company enjoy a public market for its common stock.

Amendments to Rule 144 promulgating paragraph (i), were announced by the Commis-sion in Securities Act Release No. 33-8869 (December 6, 2007). The release contains both the same definition of shell company used in Rule 405 and certain additional clarifi-cation regarding the intent and application of the definition of shell company. The significant clarification occurs at footnote 172, which states, in pertinent part:

Rule 144(i)(1)(i) is not intended to capture a “startup company,” or, in other words, a company with a limited operating history, in the definition of a reporting or non-reporting shell company, as we believe that such a company does not meet the condition of having “no or nominal operations.”

In the Commission’s brief in SEC v. Sierra, et al. (Sixth Circuit Court of Appeals, No. 10-3546 (2010)), the Commission stated: “A shell company (a company with no assets or business), which purports to have shares that may be traded publicly, engages in a merger, acquiring a private company that seeks to become a publicly-held company without registration.” In this case, the “shell company” at issue had an existing public market for its common stock and its stockholders sold shares into the public market immediately following a merger with a privately held company. In further clarification, the Commission states in footnote 3: “In a ‘reverse merger’ a private company is acquired by a publicly-held, or purportedly publicly-held, shell company. The shell company has minimal assets and no operations, but has publicly-trading shares.” Accordingly, I suggest that an issuing company’s status as a shell company prior to the time it has “publicly-trading shares” is irrelevant to consideration of whether or not the issuing company has previously been a shell company.

The Commission has specifically declined to quantify “nominal”, as used in the definition of shell company, or minimal as used in footnote 3, referenced above. The definitions most fitting, in my view, to the Commission’s usage of the word “nominal” are provided by the Merriam-Webster Dictionary www.meriam-webster.com) as “existing as something in name only: not actual or real; very small in amount”; and, Webster’s Online Dictionary (www.webster-dictionary.org) at the second usage as “Insignificantly small, a matter of form only, . . . .” The discussion provided in Release No. 33-8587 suggests the intended meaning of “nominal assets” and of “nominal operations” are assets and activities limited to the maintenance of the corporate existence, as distinct from conducting business activities.

I wish to note that in my analysis of whether or not a company has been a shell company, I conclude that an issuer who is pursuing or is engaged in or intends to engage in specific, actual business operations, regardless of the minimal or “nominal” nature of its assets and operations, is not intended to be classified as a “shell company” by the Commission, as clarified in the previously cited footnote 172. And, even though a “startup company” might be distinguishable from a “development stage company”, I suggest that in the same manner a startup company is pursuing a specific business during its formative stage is not deemed to be a shell company (all startup companies

Board of Directors

Bylog Group Corp.

September 7, 2017

could otherwise be classified as shell companies), a development stage company for accounting purposes at remove from its formative stage should be able to avail itself of the same exception to the extent it is actively in pursuit of an actual business.

With your permission, I have assumed that all the Commission’s pronouncements with respect to a “shell company”, in whatever context they are presented (promulgating release, explanatory note, litigation, etc.), apply to the Commission’s definition of “shell company” everywhere identically defined in regulation.

DISCUSSION

The Registration Statement and SEC Reports disclose an intent at inception to engage in a specific business plan or purpose, which does not involve merger with or acquisition of an unidentified, privately owned company. The "Use of Proceeds" disclosure in the prospectus discloses exactly how the net proceeds from the sale of shares will be expended in pursuit of that specific business. The Plan of Operations in the prospectus discloses the time line and costs of pursuing that specific business. In the sub topic, "Risks Related to Our Business", the Issuer discloses that "We are solely dependent upon the funds to be raised in this offering to start our business ." Another risk factor is titled, in part, "We are a development stage company and have commenced limited operations in our business." Management’s Discussion and Analysis in the two quarterly reports filed on Form 10-Q and on Form 10-K demonstrate pursuit of this specific business plan or purpose. The Statement of Operations for the period from inception to March 31, 2016 included in the final prospectus discloses that the Issuer earned revenues of $2,718 from engagement in the specific business disclosed elsewhere. The most recent report on Form 10-Q discloses that in the three months ended June 30, 2016 and 2017, the Issuer earned revenues of $4,000 and $10,900, respectively. The generation of revenues demonstrates that the Issuer actively engaged in the business described in the prospectus.

The Registration Statement and SEC Reports disclose a “startup company,” or, in other words, a company with a limited operating history, a development stage company. The Registration Statement and SEC Reports disclose the operation of a business, or the intent to do so, even though staffing is limited to the founder. Indeed, the Registration Statement was filed to raise funds required for the Issuer to engage in the specific business described in the Registration Statement.

Nothing the Registration Statement suggests the Issuer is being maintained in form only, without any business operations, and whose existence is maintained for the purpose of engaging in a “reverse merger” or a “back door registration” with a privately owned and operating business.

I must assume that the Issuer did not oppose the Commission staff comment that it should include disclosure that it was a shell company. It is my view that the Issuer could have prevailed in such opposition.

OPINION AND LIMITATIONS

Based upon my examination of the Registration Statement and the SEC Reports, the facts and intents set forth in the Registration Statement by the Issuer germane to its

Board of Directors

Bylog Group Corp.

September 7, 2017

business, business plan and financial, and the Statements of Operations identified above, it is my opinion that the Issuer is not now and at no time since inception has previously been a shell company as defined by and within the meaning of Rule 144(i)(1) or Rule 405.

It is my further opinion, based on my experience as a staff attorney in the Commission’s Division of Corporation Finance and representing issuers in the filing and processing of registration statements on Form S-1 and Form 10, that the Commission staff determination that the Issuer is not a shell company was intended to either obtain the desired disclosure or provoke an opposition to including such disclosure.

This opinion does not cover compliance with the requirements of Rule 144 by individual stockholders of the Issuer’s restricted securities with respect to the resale of such securities which must be satisfied at the time of sale into the public market.

CONSENT

I hereby consent to the filing of this opinion as an exhibit to a current report to be filed by the Issuer on Form 8-K and to reference to this opinion in the body of that report.

Very truly yours,

/s/ Jackson L. Morris

Jackson L. Morris

cc:

Dmitrii Iaroshenko, Chief Executive  Officer Bylog Group Corp.

Attachments:

Resumé of Jackson L. Morris, Esq.